Exhibit 10.40

LETTER AGREEMENT DCT-058/2000

This Letter Agreement (the "Agreement") dated as of October 27, 2000 is between EMBRAER-Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Continental Express, Inc. ("BUYER") and relates to Purchase Agreement No. DCT-054/98, dated December 23, 1998 as amended from time to time (the "PURCHASE AGREEMENT") for the purchase of EMB-135 Aircraft (the "AIRCRAFT").

This Agreement sets forth the further agreement between EMBRAER and BUYER relative to the BUYER's obligation to purchase AIRCRAFT under the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used here and in case of any conflict between this Agreement and the Purchase Agreement, this Agreement shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

1. Article 3 of the Purchase Agreement is amended to add the following item at the end of such Article:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Article 7 of the Purchase Agreement is amended to add the following item at the end of such Article:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. All other provisions and conditions of the referenced Purchase Agreement, as well as its Attachments and Letter Agreements, which are not specifically amended by this Agreement, shall remain in full force and effect without any change.

[Signature page follows]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Letter Agreement to be effective as of the date first written above.

EMBRAER-Empresa Brasileira de Aeronautica, S.A.	CONTINENTAL EXPRESS, INC.
By: /s/ Frederico Fleury Curado	By: /s/ Fred Cromer
Name: Frederico Fleury Curado	Name: Fred Cromer
Title: Executive Vice President Airline Market	Title: Vice President Finance & CFO
Date: Octobe 27, 2000	Date: October 27, 2000
By: /s/ Flavio Rimoli
Name: Flavio Rimoli
Title: Director of Contracts
Date: October 27, 2000
Witness:
By: /s/ Brasil Areco	By: /s/ Amy K. Sedano
Name: Brasil Areco	Name: Amy K. Sedano